Exhibit 10.2

Exhibit 10.2 INDIA NON JUDICIAL Government of National Capital Territory of Delhi e-Stamp Certificate No. : IN-DL23846358595854L Certificate Issued Date : 12-Jun-2013 11:17 AM Account Reference : IMPACC (IV)/ d1793103/ DELHI/ DL-DLH Unique Doc. Reference : SUBIN-DLDL79310346863762829570L Purchased by : ASCEND TELECOM INFRASTRUCTURE PVT LTD Description of Document : Article 5 General Agreement Property Description : Not Applicable Consideration Price (Rs.) : 0 (Zero) First Party : ASCEND TELECOM INFRASTRUCTURE PVT LTD Second Party : Not Applicable Stamp Duty Paid By : ASCEND TELECOM INFRASTRUCTURE PVT LTD Stamp Duty Amount(Rs.) : 100 (One Hundred only) Please write or type below this line FORMING PART OF SUPPLEMENTARY MASTER RESTRUCTURING AGREEMENT Borrower CB-MI BOB UBI BOI SBBJ SBM AB SBH VB SBI DB CorpB OBC-ITIL UCO IB KVB IOB UB SBT BM PSB IL&FS-ITIL CBI OBC ASCEND AXIS-ASCEND Statutory Alert: 1. The authenticity of this Stamp Certificate should be verified at “www.shcilestamp.com”. Any discrepancy in the detail on this Certificate and as available on the website renders it invalid. 2. The onus of checking the legitimacy is on the users of the certificate. 3. In case of any discrepancy please inform the Competent Authority.

SUPPLEMENTARY MASTER RESTRUCTURING AGREEMENT THIS SUPPLEMENTARY AGREEMENT to MASTER RESTRUCTURING AGREEMENT dated 30.03.2013 is executed at Delhi as of 31\01\2014 between: 1. ASCEND TELECOM INFRASTRUCTURE PVT. LTD., a company within the meaning of the Companies Act, 1956 having its Registered Office at Plot No. 332, Mani Mansion, Defence Colony, Sainikpuri, Hyderabad - 500 094, India in the State of Andhra Pradesh (hereinafter referred to as “the Borrower” which expression shall, unless it be repugnant to the subject or context thereof, include its successors and assigns); of the FIRST PART AND 2. CANARA BANK, a body corporate constituted under Banking Companies (Acquisition & Undertaking) Act, 1970, and having its Head Office at 112, J.C. Road, Bangalore -560002 and Branch at Prime Corporate Connaught Place Branch, 2nd floor, World Trade Center, Barakhamba Lane New Delhi 110 001 (hereinafter referred to as “Monitoring Institution/Lead Bank” which expression shall unless it be repugnant to the subject or context thereof, include its successors and assigns), of the SECOND PART AND 3. BANK OF BARODA, a body Corporate constituted by and under the Banking Companies (Acquisition and Transfer of Undertakings) Act 1970, and having its Head Office at Suraj Plaza 1, Sayaji Ganj, Baroda 390005 and having one of its Branch offices at Corporate Financial Services Branch, 1st floor, 3, Walchand Hirachand Marg, Ballard Pier, Mumbai - 1, (hereinafter referred to as “BOB” which expression shall, unless it be repugnant to the subject or context thereof, include its successors and assigns), of the THIRD PART AND 4. UNITED BANK OF INDIA, a body Corporate constituted by and under the Banking Companies. (Acquisition and Transfer of Undertakings) Act 1970, and having its Head Office at 11 Hemant Basu Sarani, Kolkata - 700001, and having one of its Branch offices at Nehru Place Branch, 106-109, Borrower CB-MI BOB UBI BOI SBBJ SBM AB SBH VB SBI DB CorpB OBC-ITIL UCO IB KVB IOB UB SBT BM PSB IL&FS-ITIL CBI OBC-ASCEND AXIS-ASCEND

1st Floor, Ansal Tower, 35, Nehru Place, New Delhi - 110019 (hereinafter referred to as “UBI, which expression shall, unless it be repugnant to the subject or context thereof, include its successors and assigns), of the FOURTH PART AND 5. BANK OF INDIA, a body Corporate constituted by and under the Banking Companies (Acquisition and Transfer of Undertakings) Act 1970, and having its Head Office at Star House, C-5, “G” Block, Bandra-Kurla Complex, Bandra (East), Mumbai 400 051, and having one of its Branch offices at Bank of India, Mumbai Large Corporate Branch, Oriental Building, Ground floor, 364, D.N.Road, Fort, Mumbai 400001 (hereinafter referred to as “BOI” which expression shall, unless. it be repugnant to the subject or context thereof, include its successors and assigns), of the FIFTH PART AND 6. STATE BANK OF BIKANER & JAIPUR, a body corporate constituted under the State Bank of India (Subsidiary Banks) Act of 1959, and having its Head Office at Tilak Marg, Jaipur- 302005, and having one of its Branch offices at 16, Community Centre, Saket, New Delhi-110 017 (hereinafter referred to as “SBBJ” which expression shall, unless it be repugnant to the subject or context thereof, include its successors and assigns), of the SIXTH PART AND 7. STATE BANK OF MYSORE, a body corporate constituted under the State Bank of India (Subsidiary Banks) Act of 1959 and having its Head Office at K.G. Road, Bangalore - 560254, India, and having one of its Branch offices at Corporate Accounts Branch, No. 3-4-5, DDA Bldg, Nehru Place, New Delhi-110019 (hereinafter referred to as “SBM” which expression shall, unless it be repugnant to the subject or context thereof, include its successors and assigns), of the SEVENTH PART AND 8. ALLAHABAD BANK, a body Corporate constituted by and under the Banking Companies (Acquisition and Transfer of Undertakings) Act 1970, and having its Head Office at 2, N.S. ROAD, Kolkata- 700 001, and having one of its Branch offices at Industrial Finance Branch, 1st Floor, 17, Parliament Branch, New Delhi – 1 (hereinafter referred to as “AB” which Borrower CB-MI BOB UBI BOI SBBJ SBM AB SBH VB SBI DB CorpB OBC-ITIL UCO IB KVB IOB UB SBT BM PSB IL&FS-ITIL CBI OBC-ASCEND AXIS-ASCEND

expression shall, unless it be repugnant to the subject or context thereof, include its successors and assigns), of the EIGHTH PART AND 9. STATE BANK OF HYDERABAD, a body corporate constituted under the State Bank of India (Subsidiary Banks) Act of 1959, and having its Head Office at Gunfoundry, Hybank Tower, Hyderabad - 500001, Andhra Pradesh and having one of its Branch offices at 74, Janpath, New Delhi-1 (hereinafter referred to as “SBH” which expression shall, unless it be repugnant to the subject or context thereof, include its successors and assigns), of the NINTH PART AND 10. VIJAYA BANK, a body Corporate constituted by and under the Banking. Companies (Acquisition and Transfer of Undertakings) Act 1930, and having its Head Office at No.41/2, Trinity Circle, M G Road, Bangalore - 560001, and having one of its Branch offices at Nanjappa Mansion, Shantinagar, K.H. Road, Bangalore-560027 (hereinafter referred to as “VB” which expression shall, unless it be repugnant to the subject or context thereof, include its successors and assigns), of the TENTH PART AND 11. STATE BANK OF INDIA, a body corporate constituted under the State Bank of India Act, 1955, and having its Head Office at 8th Floor, State Bank Bhavan, Madame Cama Road, Near Vidhan Bhavan, Nariman Point, Mumbai, - 400021, and having one of its Branch offices at Industrial Finance Branch, 14th floor, Jawahar Vyapar Bhawan, 1 Tolstoy Marg, New Delhi-1 (hereinafter referred to as “SBI” which expression shall, unless it be repugnant to the subject or context thereof, include its successors and assigns), of the ELEVENTH PART AND 12. DENA BANK, a body Corporate constituted by and under the Banking Companies (Acquisition and Transfer of Undertakings) Act 1970, and having its Head Office at Dena Corporate Centre, C-10, G-Block, Bandra- Kurla Complex, Bandra (E), Mumbai - 400 051, and having one of its Branch offices at Corporate Business Branch, C-10, G Block, Bandra-Kurla Complex, Bandra (E), Mumbai-51 (hereinafter referred to as “DB” which expression shall, unless it be repugnant to the subject or context thereof, include its successors and assigns), of the TWELFTH PART Borrower CB-MI BOB UBI BOI SBBJ SBM AB SBH VB SBI DB CorpB OBC-ITIL UCO IB KVB IOB UB SBT BM PSB IL&FS-ITIL CBI OBC-ASCEND AXIS-ASCEND

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AND

13. CORPORATION BANK, a body Corporate constituted by and under the Banking Companies (Acquisition and Transfer of Undertakings) Act 1970, and having its Head Office at Mangaladevi Temple Road, Pandeshwar, Mangalore -575001, Karnataka, India, and having one of its Branch office at 21, Dalal Street, Mumbai -400 0 21 (hereinafter referred to as "**CorpB**" which expression shall, unless it be repugnant to the subject or context thereof, include its successors and assigns), of the THIRTEENTH PART

AND

14. **ORIENTAL BANK OF COMMERCE**, a body Corporate constituted by and under the Banking Companies(Acquisition and Transfer of Undertakings) Act 1970, and having its Head Office at Plot No. 5, Institutional Area, Sector-32, Gurgaon-122001, and having one of its Branch offices at HarshaBhawan, Ground Floor, E Block, Connaught Place, New Delhi – 1 (hereinafter referred to as "**OBC ITIL**" which expression shall, unless it be repugnant to the subject or context thereof, include its successors and assigns), of the FOURTEENTH PART

AND

15. **UCO BANK**, a body Corporate constituted by and under the Banking Companies (Acquisition and Transfer of Undertakings) Act 1970, and having its Head Office at 10, BTM Sarani, Kolkata, 700001, and having one of its Branch offices at Mid Corporate Branch, 5, Sansad Marg, New Delhi – 1 (hereinafter referred to as "**UCO**" which expression shall, unless it be repugnant to the subject or context thereof, include its successors and assigns), of the FIFTEENTH PART

AND

16. INDIAN BANK, a body Corporate constituted by and under the Banking Companies (Acquisition and Transfer of Undertakings) Act 1970, and having its Head Office at PB No: 5555, 254-260, Avvai Shanmugam Salai, Royapettah, Chennai - 600 014, and having one of its Branch offices at G-41, Connaught Circus, New Delhi-1 (hereinafter referred to as "IB" which expression shall, unless it be repugnant to the subject or context thereof, include its successors and assigns), of the SIXTEENTH PART

AND

Borrower	CB-MI	BOB	UBI	BOI	SBBJ	SBM	AB	SBH
VB	SBI	DB	CorpB	OBC-ITIL	UCO	IB	KVB	IOB
UB	SBT	BM	PSB	IL&FS-ITIL	CBI	OBC-ASCEND	AXIS-ASCEND

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17. KARUR VYSYA BANK, a body Corporate constituted by and under the Companies Act, 1913, and having its Head Office at Erode Road, Karur - 639002, and having one of its Branch offices at 108/1, T. Nagar G. N. Chetty Road, Chennai 600017 (hereinafter referred to as "KVB" which expression shall, unless it be repugnant to the subject or context thereof, include its successors and assigns), of the SEVENTEENTH PART

AND

18. INDIAN OVERSEAS BANK, a body Corporate constituted by and under the Banking Companies (Acquisition and Transfer of Undertakings) Act 1970, and having its Head Office at 763 Anna Salai, Chennai - 600002, and having one of its Branch offices at Unit No. 19 & 22, Moolchand Shopping cum office complex, Defence Colony, Ring Road, New Delhi – 110 024 (hereinafter referred to as "IOB" which expression shall, unless it be repugnant to the subject or context thereof, include its successors and assigns), of the EIGHTEENTH PART'

AND

19. UNION BANK OF INDIA, a body Corporate constituted by and under the Banking Companies (Acquisition and Transfer of Undertakings) Act 1970, and having its Head Office at Union Bank Bhavan, 239, Vidhan Bhawan Marg, Nariman Point, Mumbai – 400 021, and having one of its Branch offices at Industrial Finance Branch, Union Bank Bhavan, 239, Vidhan Bhawan Marg, Nariman Point, Mumbai – 400 021 (hereinafter referred to as "UB" which expression shall, unless it be repugnant to the subject or context thereof, include its successors and assigns), of the NINETEENTH PART

AND

20. STATE BANK OF TRAVANCORE, a body corporate constituted under the State Bank of India (Subsidiary Banks) Act of 1959, and having its Head Office at State Bank of Travancore Head Office Building, Trivandrum - 695012, and having one of its Branch offices at Industrial Finance Branch, Bldg. No. 40 / 6694 – E, Malankara Centre, M G Road, Ernakulam – 682 035 (hereinafter referred to as "SBT" which expression shall, unless it be repugnant to the subject or context thereof, include its successors and assigns), of the TWENTIETH PART;

AND

Borrower	CB-MI	BOB	UBI	BOI	SBBJ	SBM	AB	SBH
VB	SBI	DB	CorpB	OBC-ITIL	UCO	IB	KVB	IOB
UB	SBT	BM	PSB	IL&FS-ITIL	CBI	OBC-ASCEND	AXIS-ASCEND

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21. BANK OF MAHARASHTRA, a body Corporate constituted by and under the Banking Companies (Acquisition and Transfer of Undertakings) Act 1970, and having its Head Office at 'Lokmangal', 1501, Shivajinagar Pune-411005, and having one of its Branch offices at Mittal Chambers, Ground Floor, Nariman Point, Mumbai – 400 021 (hereinafter referred to as "BM" which expression shall, unless it be repugnant to the subject or context thereof, include its successors and assigns), of the TWENTY-FIRSTPART

AND

22. PUNJAB & SIND BANK, a body Corporate constituted by and under the Banking Companies (Acquisition and Transfer of Undertakings) Act 1970, and having its Head Office at 1st Floor, 21, Rajendra Place, New Delhi-110008, and having one of its Branch offices at P – 18/90, 1st floor, Madra Hotel Building, Connaught Place, New Delhi - 1 (hereinafter referred to as "PSB" which expression shall, unless it be repugnant to the subject or context thereof, include its successors and assigns), of the TWENTY-SECOND PART

AND

23. IL&FS FINANCIAL SERVICES LTD., a company incorporated and registered under the companies act 1956, and having its Head Office at The IL&FS Financial Centre, 3rd Floor, Plot C-22, G-Block, Bandra Kurla Complex, Bandra – East, Mumbai – 400 051 and having one of its Branch offices at The IL&FS Financial Centre, 3rd Floor, Plot C-22, G-Block, Bandra Kurla Complex, Bandra – East, Mumbai – 400 051 (hereinafter referred to as "ILFS" which expression shall, unless it be repugnant to the subject or context thereof, include its successors and assigns), of the TWENTY-THIRD PART

AND

24. CENTRAL BANK OF INDIA, a body Corporate constituted by and under the Banking Companies (Acquisition and Transfer of Undertakings) Act 1970, and having its Head Office at Chander Mukhi, Nariman Point, Mumbai – 400 021, and having one of its Branch offices at Corporate finance branch, Central Bank Bldg, 1st floor, M G Road, Fort, Mumbai - 23 (hereinafter referred to as "CBI" which expression shall, unless it be repugnant to the subject or context thereof, include its successors and assigns), of the TWENTY-FOURTH PART

AND

Borrower	CB-MI	BOB	UBI	BOI	SBBJ	SBM	AB	SBH
VB	SBI	DB	CorpB	OBC-ITIL	UCO	IB	KVB	IOB
UB	SBT	BM	PSB	IL&FS-ITIL	CBI	OBC ASCEND	AXIS-ASCEND

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25. **ORIENTAL BANK OF COMMERCE**, a body Corporate constituted by and under the Banking Companies (Acquisition and Transfer of Undertakings) Act 1970, and having its Head Office at Plot No. 5, Institutional Area, Sector-32, Gurgaon – 122001, and having one of its Branch offices at S.D. Road Branch, Secunderabad (hereinafter referred to as "**OBC-Ascend**" which expression shall, unless it be repugnant to the subject or context thereof, include its successors and assigns), of the TWENTY-FIFTH PART

AND

26. **AXIS BANK**, a company incorporated under the Companies Act, 1956 and carrying on the business of banking under the Banking Regulation Act, 1949 having its registered office at Trishul, Third Floor, Opp. Samartheswar Temple, Law Garden, Ellisbridge, Ahmedabad 380 006 in the State of Gujarat, and having its Head Office at Bombay Dyeing Mills Compound, Pandurang Budhkar Marg, Worli, Mumbai - 400025, and having one of its Branch offices at 6-3-879/B, 1st floor, G.Pulla Reddy Building, Greenlands, Begumpet Road, Hyderabad (hereinafter referred to as "Axis-Ascend" which expression shall, unless it be repugnant to the subject or context thereof, include its successors and assigns), of the TWENTY-SIXTH PART

WHEREAS:

A. The Borrower, engaged in the business of owning and providing passive telecom infrastructure on a shared, multi-tenancy basis, had a portfolio of 3,864 independent telecom towers as on 01.04.2012 with 6,337 tenants spread across 19 telecom circles in India. The Borrower had requested the Existing Lenders for various financial assistances for setting up/modernization/ implementation of the Project and for other requirements for its operations.

B. The Borrower had requested the Existing Lenders from time to time for various financial facilities for setting up/modernization/expansion of their activities and for other requirements of its Business. Accordingly, the Existing Lenders have lent and advanced various financial facilities to the Borrower.

C. The Borrower has requested the Lenders for debt restructuring as the operations of the Borrower has come under strain due to various internal and /or external reasons.

D. At the request of the Borrower and in consideration of the Borrower's commitment to improve its operations, the Borrower has been referred to the Corporate Debt Restructuring Forum, a non-statutory voluntary mechanism set

Borrower	CB-MI	BOB	UBI	BOI	SBBJ	SBM	AB	SBH
VB	SBI	DB	CorpB	OBC-ITIL	UCO	IB	KVB	IOB
UB	SBT	BM	PSB	IL&FS-ITIL	CBI	OBC-ASCEND	AXIS-ASCEND

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up under the aegis of the Reserve Bank of India, for the efficient restructuring of corporate debt (hereinafter referred to as the "CDR"). Pursuant thereto, the CDR Empowered Group in their meeting held on March 7, 2013 has approved a restructuring package in terms of which the Existing Financial Assistance permitted to the Borrower is to be restructured as set out in the Letter of Approval dated March 28, 2013 (hereinafter referred to as "LOA") issued by Corporate Debt Restructuring Cell ("**CDR Cell**") to the CDR Lenders and Borrower (hereinafter referred to as the "**CDR Package**"). Pursuant to CDR Approved Package, the Borrower has entered into Master Restructuring Agreement dated March 30, 2013 with the Lenders alongwith with any amendments and modifications made thereto ("**MRA**").

E. One of the conditions of the said MRA was that the Promoters of the Borrower shall pledge 100% share of the Borrower as an additional security. However, upon the request of the Borrower, Managing Committee of CDR Lenders in their meeting held on 20th May, 2013 have agreed to waive the said condition and agreed acceptance of negative lien on the Promoters equity, subject to acceptance of the same by CDR EG.

F. The said MRA was executed on 30.03.2013 but, the same was signed by the CDR Lenders on different dates. However Axis Bank and Allahabad Bank did not execute the Master Restructuring Agreement dated 30.03.2013.

G. To give effect to the condition E and F herein above and for participation of the CDR Lenders, who could not execute the agreement on said date, the necessity has arisen to execute the present Supplementary Agreement to the Master Restructuring Agreement dated 30.03.2013.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the parties hereto hereby agree as follows: -

1. That the parties to the present Supplementary Agreement confirm that they being the parties to the Master Restructuring Agreement have executed the same and agreed to the terms and conditions as laid down therein.

2. The parties to the present Supplementary Agreement further agree that the conditions relating to the Additional Security in Article 3.1(A) (c) has been modified in the meeting of the Lenders and after such change, the existing para relating to the Additional Security would read as under::

Borrower	CB-MI	BOB	UBI	BOI	SBBJ	SBM	AB	SBH
VB	SBI	DB	CorpB	OBC-ITIL	UCO	IB	KVB	IOB
UB	SBT	BM	PSB	IL&FS-ITIL	CBI	OBC-ASCEND	AXIS-ASCEND

10

"**Additional security**:

Negative Lien on the Shareholding of the promoters i.e. 100% of unencumbered shares held by promoters including additional infusion, in future as detailed in Schedule VII (attached herewith as Schedule A)"

3. That the parties to the present Supplementary Agreement agree that under Schedule III B Part B the existing sub clause (a) would be amended and the amended clause would read as under:

"(a) Axis Bank
The Facility of Axis Bank shall be restructured after conversion into Rupee Loan and would be paid in the manner as under:

S. No.	Year	% of payment	No. of installments	Amount (Rs. in Crores)
1	F.Y. 2013	0.00	0	0.00
2.	F.Y. 2014	3.50	1	0.61
3	F.Y. 2015	15.00	4	2.62
4	F.Y. 2016	20.00	4	3.49
5	F.Y. 2017	25.00	4	4.36
6	F.Y. 2018	36.50	4	6.37
	Total	100.00	17	~~18.26~~ 17.45

4. That the parties to the present Supplementary Agreement agree that under Schedule III B Part B the following sub clause (d) shall be added :

(d) That the rate of interest for Axis Bank and OBC (erstwhile Ascend) shall be 14.25% p.a.."

5. The parties agree that the Sacrifice amount of Rs.5.90 Crores mentioned in Schedule III E relating to Axis Bank (erstwhile Ascend) shall be read as "Nil."

6. The parties hereto confirm that each and all the rights, duties, and privileges, responsibilities and obligations or liabilities as provided in the MRA are hereby accepted by the parties including Axis Bank and Allahabad Bank and it shall be responsible to the parties to the MRA as provided in the Master Restructuring Agreement dated 30.03.2013 and that despite being not a party to such Master Restructuring Agreement dated 30.03.2013, the Axis Bank and

Borrower	CB-MI	BOB	UBI	BOI	SBBJ	SBM	AB	SBH
VB	SBI	DB	CorpB	OBC-ITIL	UCO	IB	KVB	IOB
UB	SBT	BM	PSB	IL&FS-ITIL	CBI	OBC/ASCEND	AXIS-ASCEND

Allahabad Bank confirm that they shall be bound by the MRA and the Borrower and other parties. The parties confirm that they have accepted the Axis Bank and Allahabad Bank as party to the original Master Restructuring Agreement dated 30.03.2013 as it was original signatory thereto and the Axis Bank and Allahabad Bank shall be entitled to all rights, benefits and obligations there-under. 7. The parties agrees that the specific clauses mentioned herein shall on and from the date of execution of this agreement be deemed for all purposes and intent, to substitute/add to the specific corresponding clauses in the MRA as if originally contained therein. 8. This Supplementary Agreement shall become binding on the Parties hereto on and from the date first above written. 9. This Supplementary Agreement and the rights and obligations of the Parties hereunder shall be construed in accordance with and be governed by the laws of India. 10. Any provision of this Supplementary Agreement or the MRA which is prohibited or unenforceable shall not invalidate the remaining provisions of this Supplementary Agreement or MRA. 11. The parties agree and declare that save and except as modified by this Supplementary Agreement all the respective provisions, covenants, conditions and stipulations contained in the MRA shall in all other respect remain in full force and effect and binding on the parties and this Supplementary Agreement shall be construed as in addition and supplemental to the MRA. 12. This Supplementary Agreement may be executed in any number of counterparts by different Parties hereto, each of which when so executed and delivered shall be effective for purposes of binding the parties hereto, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower, the Monitoring Institution, the Escrow Agent, the Security Trustee and photocopies of this Supplementary Agreement to each of the parties to the MRA. 13 All parties irrevocably agree that the courts/tribunals of competent jurisdiction in New Delhi shall have jurisdiction to settle any disputes which may arise out of or in connection with this Agreement and that, accordingly, any legal action, suit or proceedings arising out of or in connection with this Agreement Borrower CB-MI BOB UBI BOI SBBJ SBM AB SBH VB SBI DB CorpB OBC-ITIL UCO IB KVB IOB UB SBT BM PSB IL&FS-ITIL CBI OBC-ASCEND AXIS-ASCEND

12

may be brought in those courts/tribunals of competent jurisdiction and the Borrower irrevocably submit to and accept the jurisdiction of those courts/tribunals at New Delhi irrespective of the place of execution of the present documents.

14. This agreement shall be effective from the date when all parties to the agreement execute this Agreement.

SCHEDULE I

(To be read as Schedule VII to the Master Restructuring Agreement)

DETAILS OF THE SHARES HELD BY PROMOTERS)

Shares in Dematerialised Form

No.	Name of Promoter	DP Name	DP No.	Client ID	Number of Securities	% age of Shareholding	Face Value of each Share
1.	NSR PE Mauritius LLC	HDFC Bank Ltd – Mumbai	IN300126	11239850	11532642	41.97%	Rs.10/-
2.	NSR QSR PE Mauritius LLC	HDFC Bank Ltd – Mumbai	IN300126	11239794	6557541	25.32%	Rs.10/-
3.	Infrastructure Leasing & Financial Services Ltd		IN300095	10756134	4396922	16.98%	Rs.10/-
4.	N.K.Tele Systems Ltd		IN301313	21351696	814463	3.15%	Rs.10/-
5.	N.K. Telecom Products Ltd		IN301313	21331206	3257854	12.58%	Rs.10/-

Borrower	CB-MI	BOB	UBI	BOI	SBBJ	SBM	AB	SBH
VB	SBI	DB	CorpB	OBC-ITIL	UCO	IB	KVB	IOB
UB	SBT	BM	PSB	IL&FS-ITIL	CBI	OBC-ASCEND	AXIS-ASCEND

IN WITNESS WHEREOF the Borrower has caused its Common Seal to be affixed hereto on the day, month and year first here-in above written and the Lenders have caused the same to be executed by their respective Authorised Officers, as hereinafter appearing. SIGNED AND DELIVERED BY the within named [MONITORING INSTITUTION] hand of Shri S. Ramesh an authorised official Dated 18/07/2013 SIGNED AND DELIVERED BY the within named [BANK OF BARODA] hand of Shri S. Ponnusamy an authorised official Dated 18/07/2013 SIGNED AND DELIVERED BY the within named [UNITED BANK OF INDIA] hand of Shri Mohit Dhawan an authorised official. Dated 19/07/2013 Borrower CB-MI BOB UBI BOI SBBJ SBM AB SBH VB SBI DB CorpB OBC-ITIL UCO IB KVB IOB UB SBT BM PSB IL&FS-ITIL CBI OBC-ASCEND AXIS-ASCEND

SIGNED AND DELIVERED BY the within named [BANK OF INDIA] hand of Shri IYER. S. Vishwanathan an authorised official. Dated 18-07-2013 SIGNED AND DELIVERED BY the within named [STATE BANK OF BIKANER & JAIPUR] hand of Shri M. L. Agarwal an authorised official Dated 18.07.2013 SIGNED AND DELIVERED BY the within named [STATE BANK OF MYSORE] hand of Shri D. M. Pai an authorised official. Dated 19/08/2013 SIGNED AND DELIVERED BY the within named [ALLAHABAD BANK] hand of Shri/Smt Sushme Jha an authorised official. Dated 26/07/2013 Borrower CB-MI BOB UBI BOI SBBJ SBM AB SBH VB SBI DB CorpB OBC-ITIL UCO IB KVB IOB UB SBT BM PSB IL&FS-ITIL CBI OBC-ASCEND AXIS-ASCEND

SIGNED AND DELIVERED BY the within named [STATE BANK OF HYDERABAD] hand of Shri Narayan Panda an authorised official Dated 13/09/2013 SIGNED AND DELIVERED BY the within named [VIJAYA BANK] hand of Shri T. M. Mini an authorised official Dated 18.07.2013 SIGNED AND DELIVERED BY the within named [STATE BANK OF INDIA] hand of Shri Tilak Raj Pahwa an authorised official Dated 31/01/2014 SIGNED AND DELIVERED BY the within named [DENA BANK] hand of Shri Amrita Mishra an authorised official Dated 18.07.2013 Borrower CB-MI BOB UBI BOI SBBJ SBM AB SBH VB SBI DB CorpB OBC-ITIL UCO IB KVB IOB UB SBT BM PSB IL&FS-ITIL CBI OBC-ASCEND AXIS-ASCEND

SIGNED AND DELIVERED BY the within named [CORPORATION BANK] hand of Shri C. Sridharan an authorised official Dated 18/07/2013 SIGNED AND DELIVERED BY the within named [ORIENTAL BANK OF COMMERCE- ITIL] hand of Shri E. Venkateswarlu an authorised official Dated 18/07/2013 SIGNED AND DELIVERED BY the within named [UCO BANK] hand of Shri N. Padhi an authorised official Dated 18.07.2013 Borrower CB-MI BOB UBI BOI SBBJ SBM AB SBH VB SBI DB CorpB OBC-ITIL UCO IB KVB IOB UB SBT BM PSB IL&FS-ITIL CBI OBC-ASCEND AXIS-ASCEND

SIGNED AND DELIVERED BY the within named [INDIAN BANK] hand of Shri D. Srinivasan, DGM an authorised official Dated 06/12/2013 SIGNED AND DELIVERED BY the within named [KARUR VYSYA BANK] hand of Shri V. Anburaj an authorised official Dated 18.07.2013 SIGNED AND DELIVERED BY the within named [INDIAN OVERSEAS BANK] hand of Shri M. Parthasarathy an authorised official Dated 18.7.13 SIGNED AND DELIVERED BY the within named [UNION BANK OF INDIA] hand of Shri Suresh S. Kamdhav authorised official. Dated 01.11.2013 Borrower CB-MI BOB UBI BOI SBBJ SBM AB SBH VB SBI DB CorpB OBC-ITIL UCO IB KVB IOB UB SBT BM PSB IL&FS-ITIL CBI OBC-ASCEND AXIS-ASCEND

SIGNED AND DELIVERED BY the within named [STATE BANK OF TRAVANCORE] hand of Shri Dileep.K.L A.G.M an authorised official Dated 18th July 2013 SIGNED AND DELIVERED BY the within named [BANK OF MAHARASHTRA] hand of Shri ILLEGIBLE an authorised official Dated 18/7/2013 SIGNED AND DELIVERED BY the within named [PUNJAB & SIND BANK] hand of Ms an ILLEGIBLE authorised official Dated 18/7/2013 Borrower CB-MI BOB UBI BOI SBBJ SBM AB SBH VB SBI DB CorpB OBC-ITIL UCO IB KVB IOB UB SBT BM PSB IL&FS-ITIL CBI OBC-ASCEND AXIS-ASCEND

SIGNED AND DELIVERED BY the within named [IL&FS FINANCIAL SERVICES LTD.-ITIL] hand of Shri ILLEGIBLE an authorised official Dated 19/07/2013 SIGNED AND DELIVERED BY the within named CENTRAL BANK OF INDIA hand of Shri A.W. Sathe an authorised official Dated 24/7/13 SIGNED AND DELIVERED BY the within named [AXIS BANK-ASCEND] hand of Shri Sanjeeva Kumar Singh an authorised official Dated 13.09.2013 SIGNED AND DELIVERED BY the within named [ORIENTAL BANK OF COMMERCE-ASCEND] hand of Shri E. Venkateswarlu an authorised official Dated 18/07/2013 Borrower CB-MI BOB UBI BOI SBBJ SBM AB SBH VB SBI DB CorpB OBC-ITIL UCO IB KVB IOB UB SBT BM PSB IL&FS-ITIL CBI OBC-ASCEND AXIS-ASCEND

SIGNED, SEALED AND DELIVERED by the within named ASCEND TELECOM INFRASTRUCTURE PVT. LTD. by the hand of Mr. RAJAGOPALAN, C.F.O., authorized to sign under Resolution of its Board of Directors held on 12th July, 2013. The COMMON SEAL of ASCEND TELECOM INFRASTRUCTURE PVT. LTD. has been hereunto affixed pursuant to the Resolution of its Board of Directors passed at the Meeting held on 12th July, 2013 in the presence of Mr. RAJAGOPALAN, C.F.O. authorized signatory who have set their signatures hereto in token thereof. Dated 18/07/2013 Borrower CB-MI BOB UBI BOI SBBJ SBM AB SBH VB SBI DB CorpB OBC-ITIL UCO IB KVB IOB UB SBT BM PSB IL&FS-ITIL CBI OBC-ASCEND AXIS-ASCEND